Exhibit 99.2
Riot Platforms (NASDAQ: RIOT) Q2 2024 Update July 31, 2024 NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot Platforms is the Leading Vertically Integrated Bitcoin Mining Company

1 Significant scale of operations

Total revenue[1]:
$70 million

Hash Rate Deployed:
Q2 2024: **22 EH/s** → YE 2024E: **36 EH/s**

844 Bitcoin mined[1] /
~9.3 Bitcoin mined/day

2 Low-cost producer

Q2 2024 Direct Cost to Mine 1 BTC[2]:
$25,327/BTC

Q2 2024 Bitcoin Mining gross margin[3]:
62%

Q2 2024 Cost of power[2]:
2.7 c/kWh

3 Strong financial and liquidity position

Cash & Marketable Securities[1]:
$639 million
($481 million cash)

Bitcoin held[4]:
9,334 BTC
(~$585 million)

Long-term debt outstanding[5]:
Zero

RIOT

1. *Three months ended as of June 30, 2024.*
2. *Three months ended as of June 30, 2024. Non-GAAP, net of $13.9 million of power curtailment credits. Direct cost to mine 1 BTC of $41,795 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 37% Bitcoin Mining gross margin.*
3. *Three months ended as of June 30, 2024. Non-GAAP, net of $13.9 million of power curtailment credits.*
4. *As of June 30, 2024. Estimated fair value of 'Bitcoin held' based on applying the market price of one Bitcoin on June 30, 2024, of $62,678 to the Company's 9,334 Bitcoin held.*
5. *As of June 30, 2024. Excluding net long-term balance of $0.8 million on Equipment Term Loan at ESS Metron recognized within Other long-term liabilities on the Consolidated Balance Sheet.*

3

FY 2023 Financial Update 4 Q2 2024 Financial Update 400 MW Substation at Corsicana Facility - Corsicana, Texas

5 Ending hash rate deployed 22 EH/s ▪ 106% increase year-over-year Bitcoin produced 844 BTC ▪ 52% decrease in production year-over-year driven by the block subsidy ‘Halving’ event in April 2024 and an increase in global network hash rate of 68% year-over-year Bitcoin sold 0 BTC ▪ Riot retained all Bitcoin produced in Q2 2024 Bitcoin held 9,334 BTC ▪ $585.1 million based on a BTC price of $62,678 as of June 30, 2024 Revenue $70.0 million ▪ $55.8 million in self mining; a 12% increase vs Q2 2023 Adj. EBITDA1,2 $(75.2) million ▪ Includes $76.4 million mark-to-market loss on value of Bitcoin Cost of power3 2.7 c/kWh ▪ Consistency in power strategy resulted in the same cost of power as in Q2 2023 (2.7c/kWh) Power curtailment credits $13.9 million ▪ 3% increase year-over-year Net income / Net income per share $(84.4) million / $(0.32) ▪ Includes $37.3 million in D&A, $32.1 million in stock-based compensation, $27.5 million gain on derivative asset, and $76.4 million loss on Bitcoin held 1. Adjusted EBITDA is a non-GAAP financial measure, see slide 22 for definition of Non-GAAP Measures and Reconciliations. 2. Includes a $76.4 million loss on Bitcoin held on the balance sheet. In December 2023, the FASB issued ASU 2023-08, under which Riot recognizes its Bitcoin held at fair value, with changes in the fair value recognized in income. Riot elected to early adopt this guidance in 2023. 3. Three months ended as of June 30, 2024. Non-GAAP, net of $13.9 million of power curtailment credits. Riot Platforms Q2 2024 Snapshot

1,775 844 Q2 2023 Q2 2024 Riot Platforms – Over 100% Increase in Hash Rate Year-over-Year with 22 EH/s Deployed at End of Q2 2024 6 Global Network Hash Rate (EH/s) 1 Ending Hash Rate Deployed (EH/s) Bitcoin Produced (# of BTC) Bitcoin Held (# of BTC) 10.7 22.0 Q2 2023 Q2 2024 +106% 7,265 9,334 Q2 2023 Q2 2024 360 604 Q2 2023 Q2 2024 +68% +28% 2 3 2 3 2 3 2 3 ▪ Q2 2024 Self-Mining Hash Rate deployed up 106% over Q2 2023 ▪ Self-Mining Hash Rate deployed increased by 9.6 EH/s or 77% quarter-over-quarter ▪ Q2 2024 Bitcoin Production down 52% from Q2 2023, driven by 68% increase in average global network hash rate and the block subsidy ‘Halving’ event in April 2024 ▪ Bitcoin held increased to 9,334 Bitcoin, an increase of 28% year-over-year -52% 1. Sourced from Blockchain.com as of June 30, 2024. 2. Three months ended June 30, 2023. 3. Three months ended June 30, 2024.

$26.2 $37.7 $20.4 $37.3 $30.3 34% 73% 26% 47% 43% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 m $5 m $10 m $15 m $20 m $25 m $30 m $35 m $40 m Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Non-GAAP Gross Profit Non-GAAP Gross Margin $49.7 $31.2 $60.0 $71.4 $55.8 $19.3 $15.5 $13.3 $4.7 $9.6 $7.7 $5.1 $5.5 $3.2 $4.6 $76.7 $51.9 $78.8 $79.3 $70.0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Bitcoin Mining Engineering Other Riot Platforms – Increase in Company Wide Gross Margins Year-over-Year 7 1. Non-GAAP, net of $13.9 million of power curtailment credits. 2. Indicates Non-GAAP measure. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 33, under Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Form 10-Q for the fiscal quarter ended June 30, 2024. 3. In December 2023, the FASB issued ASU 2023-08, under which Riot recognizes its Bitcoin held at fair value, with changes in the fair value recognized in income. Riot elected to early adopt this guidance in 2023. Adjusted EBITDA2,3 ($ million) Revenue ($ million) / Growth per Quarter (%) -32% +52% +1% Net Income3 ($ million) Non-GAAP Gross Profit1 ($ million) / Non-GAAP Gross Margin1 (%) EPS $(0.16) $(0.44) $0.23 $0.82 $(0.32) 1 1 3 2,3 -12% $(27.4) $(80.0) $39.4 $211.8 $(84.4) Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $24.3 $(3.1) $111.1 $245.7 $(75.2) Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024

10.7 EH/s 10.9 EH/s 12.4 EH/s 12.4 EH/s 22.0 EH/s Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 80% 181% 64% 56% 62% 0% 50% 100% 150% 200% $0 m $10 m $20 m $30 m $40 m $50 m $60 m $70 m $80 m Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Bitcoin Mining Revenue ($ million) Non-GAAP gross margin (%) Bitcoin Mining Segment – Strong Gross Margins Despite the Bitcoin ‘Halving’ and Network Hash Rate Growth 8 ▪ 62% Non-GAAP Gross Margin for Q2 2024, when allocating $13.9MM in power credits to the Bitcoin Mining segment ▪ Q2 2024 Direct Cost to Mine of $25,327 per Bitcoin, with the increase primarily driven by higher network difficulty and the block subsidy ‘Halving’ event in April 2024 ▪ Q2 2023 – Q4 2023 Direct Cost to Mine figures adjusted to include full impact of power curtailment credits for consistency with 2024 methodology 1. Sourced from Blockchain.com as of June 30, 2024. 2. Non-GAAP, net of power curtailment credits. GAAP gross margin figures of 52% in Q2’23, 22% in Q3’23, 56% in Q4’23, 49% in Q1’24, and 37% in Q2’24. 3. Excludes 17,040, and 14,250 miners, respectively, that were offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 4. Three months ended June 30, 2024. Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Avg. BTC price $28,024 $28,230 $36,815 $54,690 $66,071 Avg. Network Hash Rate1 360 EH/s 393 EH/s 475 EH/s 568 EH/s 604 EH/s Direct Cost to Mine2 $5,734 ($22,742) $13,211 $23,034 $25,327 # of BTC produced 1,775 1,106 1,630 1,364 844 Riot Revenue Breakdown – Q2 2024 4 Revenue / Non-GAAP Gross Margin2 (%) Ending Hash Rate Capacity 80% 14% 6% 2 3 3 +2% Bitcoin Mining Engineering +14% +0% $49.7 $31.2 $60.0 $71.4 $55.8 +77% Other

Q2 2024 Direct Cost to Mine Increase Driven by the Bitcoin 'Halving' and Network Hash Rate Growth Resulting in Lower Production

Q1 2024 vs. Q2 2024 Direct Cost to Mine per BTC


Q1 2024
Q2 2024
1,364 BTC Mined
844 BTC Mined
$16,764
$6,270
$23,034
$14,890
$10,437
$25,327
Q1 2024 'Direct Costs, Power' per BTC 1
Q1 2024 'Direct Costs, Non-Power' per BTC 1
Q1 2024 Total Direct Costs Per BTC 1
Q2 2024 'Direct Costs, Power' per BTC 2
Q2 2024 'Direct Costs, Non-Power' per BTC 2
Q2 2024 Total Direct Costs Per BTC 2

- Total Self-Mining costs net of power credits for Q2 2024 of $21.4MM down 32% from Q1 2024 costs of $31.4MM [1,2]
- As a result of the halving, other costs on a BTC basis increased, offset by an increase in power credits
- Global network hash rate up 6% in Q2 vs Q1
  - Global network hash rate averaged 568 EH/s in Q1 2024 versus 604 EH/s in Q2 2024
- 'Direct Costs, Non-Power' includes direct labor, miner insurance, miner and miner-related equipment repair, land lease and related property taxes, network costs and other utilities expenses
- 'Direct Costs, Non-Power' for Q2 2024 of $8.8MM is nearly flat vs. $8.6MM in Q1 2024

RIOT

1. *Three months ended as of March 31, 2024. Non-GAAP, net of $5.1 million of power curtailment credits. Direct cost to produce 1 BTC of $25,548 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 49% Bitcoin Mining gross margin.*
2. *Three months ended as of June 30, 2024. Non-GAAP, net of $13.9 million of power curtailment credits. Direct cost to produce 1 BTC of $41,795 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 37% Bitcoin Mining gross margin.*

9

$1.1 $2.3 $(0.4) $(1.3) $1.4 6% 15% -3% -29% 14% -40% -20% 0% 20% 40% 60% 80% 100% -$2 m -$1 m $0 m $1 m $2 m $3 m $4 m $5 m Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Gross profit ($ million) Gross margin (%) Engineering – Improving Revenue and Return to Profitability 10 ▪ Engineering segment returned to gross profit in Q2 2024 as global supply chain issues began to abate ▪ Engineering segment increased staff and facility capacity as large projects began to ship ▪ Anticipate strong second half of 2024 with data center industry capex continuing to grow Riot Revenue Breakdown – Q4 20231 1. Three months ended June 30, 2024. Revenue Gross Profit / Gross Margin (%) Riot Revenue Breakdown – Q2 2024 1 80% 14% $19.3 6% $15.5 $13.3 $4.7 $9.6 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Bitcoin Mining Engineering Other

11 2.0 GW of Power Capacity on the Path to 100 EH/s Rockdale Facility 700 MW Developed Capacity 700 MW Potential Capacity Corsicana Facility 200 MW Developed Capacity 1,000 MW Potential Capacity Kentucky Facilities 60 MW Developed Capacity 305 MW Potential Capacity

12 Transaction immediately adds to Riot’s existing self-mining hash rate and provides a pipeline for expansion in a new, mining-friendly jurisdiction Recent Acquisition of Block Mining in Kentucky Bolsters Growth Profile Immediate Hash Rate Growth + Development Pipeline Riot Grows Nationally and Diversifies its Business Expands Riot’s Strategic Relationship with Power Riot is Acquiring a Strong Operator ` ▪ Adds current identified pipeline that could bring operations in Kentucky to over 300 MW across three sites ▪ Supplements and bolsters Riot’s existing growth plans to 100 EH/s ▪ Expands capacity outside Texas in a new, mining-friendly jurisdiction ▪ Strengthens relationships with various power companies and local utilities including the Tennessee Valley Authority and others within the Midcontinent Independent System Operator (“MISO”) region ▪ Consistent with Riot’s Texas-based operations, operations in Kentucky will actively participate in flexible demand response programs that help provide stability to local power markets ▪ Participation in these programs will also optimize the all-in cost of power ▪ Acquired sites have demonstrated a history of strong operating performance and complements the existing Riot operations team ▪ Block Mining has demonstrated to be a capital efficient developer and low-cost operator 1 2 3 4

Block Mining Acquisition Overview

Riot has acquired two operating data centers in addition to a strong pipeline of development opportunities in Kentucky



Site 1: Commerce Drive

- 35 MW wholly-owned data center in Paducah, KY
- Can expand to 60 MW under existing agreements with potential up to 100 MW
- Currently a mix of self-mining and hosting, with hosting business to be phased out as contracts expire



Site 2: Blue Steel

- 25 MW data center in Calvert City, KY with expansion potential to 55 MW
- 18 MW[1] vacant and available for ASIC deployment, which Riot expects to fill with existing miners



Site 3: Coleman Road

- Wholly-owned greenfield site with expansion potential between 60-150 MW
- Riot anticipates construction and full deployment to be completed by YE2025

Combined Site Potential

	Self-Mining Hash Rate	Total Power Capacity
Current	1.0 EH/s[2]	60 MW
YE2024 Target	4.8 EH/s	110 MW
Total Expansion Potential	15.8 EH/s	305 MW
Average LTM All-in Power Cost	~$42 / MWh	

RIOT

1. *Includes capacity post termination of hosting contracts under change of control provisions.*
2. *Does not include additional 0.6 EH/s of hash rate under management from existing hosting customers.*

13

14 Infrastructure Pipeline, Miner Purchase Contract, and Acquisitions Provide Clear Path to 100 EH/s in Self-Mining 3.1 EH/s 9.7 EH/s 12.4 EH/s 12.4 EH/s 22.0 EH/s 28.1 EH/s 36.3 EH/s 43.6 EH/s 56.6 EH/s 75.3 EH/s 100.0 EH/s 2021A 2022A 2023A Q1 2024A Q2 2024A Q3 2024E Q4 2024E H1 2025E H2 2025E Full Corsicana & Kentucky Development 2027+ Rockdale Rockdale Expansion Corsicana KY 2024 Expansion KY Future Expansion Additional Growth Assuming full exercise of additional MicroBT purchase options Historical Assuming full buildout of Corsicana & Kentucky capacity (1) (2) 1. ‘KY 2024 Expansion’ includes current installed capacity and development of additional MWs up to immediately available power capacity of 110 MW (inclusive of installed capacity). 2. ‘KY Future Expansion’ includes current installed capacity and development of additional MWs up to current PPA expansion targets which total 305 MW (inclusive of installed capacity).

15 Riot’s Fleet Continues to Improve in Efficiency ▪ Riot’s purchase order of up to 131,340 MicroBT miners have an average fleet efficiency of 19.7 J/TH ▪ Riot has received a total of 77,734 miners from this order to date ▪ 64,488 of those miners are currently energized with the remaining balance to be installed and energized during the third quarter ▪ Riot’s total fleet efficiency will be 21.1 J/TH in 2025 after current planned deployment of orders ▪ Total fleet efficiency of 19.8 J/TH if entire option exercised 1 Hash Rate Contribution Mix Fleet Efficiency Improvements 24.5 J/TH 21.1 J/TH 19.8 J/TH Current Fleet Efficiency 2025E Fleet Efficiency Fleet Efficiency Post Long-Term Order -14% -6% YE 2025: Post Long-Term Option: 81% 19% Below 25 J/TH Above 25 J/TH 66% 34% Below 25 J/TH Above 25 J/TH 1. Total fleet efficiency of 19.8 J/TH can be achieved if additional long-term purchase option for an additional 265,000 M66S miners is fully exercised.

Fully-Funded Growth Plans Through Year-End 2025



9,334 BTC[2]
$639 million cash & marketable securities[1]
$13 million
$45 million
$143 million
$148 million
$19 million
$95 million
$250 million
Q2 2024
Estimated Bitcoin production[2,3]
Cost to mine[4]
Rockdale construction
Corsicana Facility 400 MW build-out (remaining)[5]
Corsicana Facility additional 200 MW build-out
Corsicana miner purchases[6]
BMI acquisition (cash consideration)
Kentucky 2024 expansion[7]
Kentucky future expansion[8]

1. As of June 30, 2024. 2. As of June 30, 2024. Based on market price of BTC of approximately $62,678 as of June 30, 2024. 3. Assumes average global network hash rate of 615 EH/s in 2024 (June to December), and 663 EH/s in 2025 (January to December), includes BTC production from bitcoin mining operations from the Rockdale Facility, estimated Company future deployed self-mining hash rate at the Corsicana Facility, and estimated Company future deployed self-mining hash rate related to the BMI acquisition. 4. Includes forecasted cost of revenue for Riot's Bitcoin Mining segment net of allocated power curtailment credits. 5. Assumes outstanding infrastructure capital expenditure as of June 30, 2024, only. 6. Includes remaining capital expenditure on second order of 66,560 additional miners scheduled to be delivered through April 2025. 7. Includes infrastructure capital expenditures and miner purchases for 55MW of added capacity. 8. Includes infrastructure capital expenditures and miner purchases for 190MW of added capacity.

RIOT
16

+193% 12 EH/s 36 EH/s Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 17 2024 Hash Rate Growth +56% 36 EH/s 56 EH/s 2025 Hash Rate Growth $25,327 Per Bitcoin Q2 2024 Direct Cost to Mine1 Fully Funded 2024 & 2025 Cap Ex 2024 Hash Rate Target 36 EH/s 1. Three months ended as of June 30, 2024. Non-GAAP, net of $13.9 million of power curtailment credits. Direct cost to mine 1 BTC of $41,795 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 37% Bitcoin Mining gross margin.

Appendix 18

19 Management Team and Board of Directors ✓ Unique, Bitcoin-focused strategic vision ✓ Veteran public company expertise Jason Les Chief Executive Officer; Director Benjamin Yi Executive Chairman of the Board William Jackman Executive Vice President, General Counsel Colin Yee Executive Vice President, Chief Financial Officer Hannah Cho Independent Director Lance D’Ambrosio Independent Director Hubert Marleau Lead Independent Director Jason Chung Executive Vice President, Head of Corporate Development & Strategy ✓ Supported by industry-leading infrastructure expansion capabilities ✓ Highly experienced independent directors Stephen Howell Chief Operating Officer, Chief Executive Officer of ESS Metron

20 Q2 2024 Statement of Operations (Unaudited) 2024 2023 (in $ thousands, except for per share amounts) Revenue: - Bitcoin Mining $ 55,764 $ 49,742 - Engineering 9,627 19,312 - Other 4,627 7,685 Total Revenue $ 70,018 $ 76,739 Costs and Expenses: Cost of Revenue: - Bitcoin Mining $ 35,275 $ 23,647 - Engineering 8,261 18,182 - Other 10,105 22,134 Selling, General and Administrative 61,189 19,836 Depreciation and Amortization 37,326 66,162 Change in Fair Value of Bitcoin 76,403 (14,490) Change in Fair Value of Derivative Asset (27,484) (13,109) Power Curtailment Credits (13,897) (13,470) Loss (Gain) on Sale/Exchange of Equipment 68 30 Causalty-Related Charges (Recoveries), net (187) - Total Costs and Expenses 187,059 108,922 Operating Income (Loss) $ (117,041) $ (32,183) Interest Income (Expense) 8,152 4,843 Unrealized Gain on Sale of Marketable Equity Securities 24,462 - Other Income (Expense) 33 65 Total Other Income (Expense) $ 32,647 $ 4,908 Net Income (Loss) Before Taxes (84,394) (27,275) Total Income Tax Benefit (Expense) (55) (112) Net Income (Loss) $ (84,449) $ (27,387) Basic Net Income (Loss) per Share $ (0.32) $ (0.16) Diluted Net Income (Loss) per Share $ (0.32) $ (0.16) Basic and Diluted Weighted Average Number of Shares Outstanding 264,625,308 167,342,813 Three Months Ended June 30,

21 Q2 2024 Balance Sheet (Unaudited) As of June 30, As of December 31, 2024 2023 (in $ thousands, except for per share amounts) Assets: Current Assets: Cash and Cash Equivalents $ 481,168 $ 597,169 Accounts Receivable, net 13,680 24,706 Contract Assets, including Retainage of $2,517 and $3,166, respectively 14,281 15,359 Prepaid Expenses and Other Current Assets 30,654 29,107 Bitcoin - 311,178 Derivative Asset, Current Portion 46,419 30,781 Investments in Marketable Equity Securities, at Fair Value 157,622 Future Power Credits, Current Portion - 271 Total Current Assets $ 743,824 $ 1,008,571 Property and Equipment, net 1,040,182 704,194 Bitcoin 585,054 - Deposits 201,754 215,009 Finite-lived Intangible Assets, net 127,778 15,697 Derivative Asset, less current portion 105,515 73,437 Operating Lease Right-of-Use Assets 20,855 20,413 Future Power Credits, less current portion 589 638 Other Long-Term Assets 13,036 13,121 Total Assets $ 2,723,587 $ 2,051,080 Liabilities and Stockholders' Equity: Current Liabilities: Accounts Payable $ 5,093 $ 23,157 Contract Liabilities 6,367 4,073 Accrued Expenses 54,348 62,628 Deferred Gain on Acquisition Post-Close Dispute Settlement 26,007 26,007 Deferred Revenue, current portion 2,458 2,458 Contingent Consideration Liability - Future Power Credits, current portion - 271 Operating Lease Liability, current portion 3,022 2,421 Total Current Liabilities $ 97,295 $ 121,015 Deferred Revenue, less current portion $ 14,713 $ 15,801 Operating Lease Liability, less current portion 19,977 18,924 Contingent Consideration Liability - Future Power Credits, less current portion 589 638 Other Long-Term Liabilities 6,500 6,680 Total Liabilities $ 139,074 $ 163,058 Stockholders' Equity: Preferred Stock, no par value, 15,000,000 shares authorized: 2% Series A Convertible Preferred stock; 2,000,000 shared authorized; no shares issued and outstanding as of June 30, 2024 and December 31, 2023 - - 0% Series B Convertible Preferred stock; 1,750,001 shares authorized; no shares issued and outstanding as of June 30, 2024 and December 31, 2023 - - Common Stock, no par value; 680,000,000 shares authorized; 283,674,768 and 230,836,624 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively 3,257,024 2,687,692 Accumulated Deficit (672,492) (799,820) Accumulated Other Comprehensive Income (Loss), net (19) 150 Total Stockholders' Equity 2,584,513 1,888,022 Total Liabilities and Stockholders' Equity $ 2,723,587 $ 2,051,080

22 * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 33, under Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our June 30, 2024, Form 10-Q. Non-GAAP Adjusted EBITDA (Unaudited) 2024 2023 (in $ thousands, except for per share amounts) Net Income (Loss) $ (84,449) $ (27,387) Interest (Income) Expense (8,152) (4,843) Income Tax Expense (Benefit) 55 112 Depreciation and Amortization 37,326 66,162 EBITDA $ (55,220) $ 34,044 Non-Cash / Non-Recurring Operating Expenses and Adjustments: Stock-Based Compensation Expense 32,135 3,429 Change in Fair Value of Derivative Assets (27,484) (13,109) Unrealized Gain on Sale of Marketable Equity Securities (24,462) - Loss (Gain) on Sale/Exchange of Equipment 68 30 Casualty-Related Charges (Recoveries), net (187) - Other (Income) Expense (33) (65) License Fees (24) (24) Adjusted EBITDA $ (75,207) $ 24,305 Three Months Ended June 30,